UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3872

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2011

Item 1: Report to Shareholders

Tax-Free Short-Intermediate Fund	February 28, 2011

The views and opinions in this report were current as of February 28, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free bonds produced modest gains during the 12-month period ended February 28, 2011, as strong returns in the first half of the reporting period were mostly offset by falling bond prices in the second half. Several factors pressured municipal yields higher and prices lower over the past six months, including reduced demand for municipal securities as yields approached historic lows last summer, signs of economic improvement, bipartisan legislation to extend the Bush-era tax cuts for two years, rising rates for longer-term U.S. Treasuries, and heavy issuance ahead of the expiration of the Build America Bond (BAB) program at the end of 2010. Although absolute returns were lackluster for the year, the longer-term performance of the T. Rowe Price Tax-Free Funds relative to their benchmarks remained favorable.

MARKET ENVIRONMENT

Despite high national unemployment and generally weak housing markets, the U.S. economy is growing at a steady and sustainable pace. Exports and manufacturing activity are strong, confidence among consumers and businesses is increasing, and fears of a double-dip recession are waning, thanks in part to additional monetary and fiscal stimulus. In early November, the Federal Reserve initiated a second round of quantitative easing—so-called QE2—and is in the process of concluding its $600 billion purchase of Treasuries by June. In December, President Obama and Congress acted to extend the Bush-era tax cuts through the end of 2012, thus providing an additional boost to 2011 real gross domestic product (GDP) growth.

Intermediate Treasury rates have risen sharply over the past six months, reflecting expectations for stronger economic growth in 2011 and concerns about higher inflation stemming from rising food and energy prices. In addition, the Fed signaled—contrary to expectations—that it would not make significant purchases of bonds maturing in 30 years. Longer-term municipal interest rates also rose significantly, tracking Treasury yields and reflecting heavier municipal supply and weaker demand, particularly in the last two months of 2010.

With 30-year municipal yields higher than 30-year Treasury yields, long-term tax-free securities are a very attractive alternative, particularly for investors in the highest tax brackets. As of February 28, 2011, the 4.69% yield offered by a 30-year tax-free municipal bond rated AAA was about 104% of the 4.50% pretax yield offered by a 30-year Treasury. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 6.51% in order to receive the same after-tax income. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

MUNICIPAL MARKET NEWS

Municipal issuance in 2010 totaled $433 billion—an annual record—according to The Bond Buyer. New supply for most of the year reflected a steady pace of municipal borrowings for ongoing capital needs, though issuance increased significantly in the fourth quarter as municipalities rushed to take advantage of favorable market conditions and low interest rates. About 30% of new supply in 2010 represented taxable municipal issuance under the BAB program, which reduced supply of new tax-exempt securities. Because the BAB program was not extended beyond the end of 2010, some municipalities accelerated their 2011 borrowing into late 2010. New aggregate issuance thus far in 2011 has been muted, in part because of higher long-term municipal rates. Investor demand was strong for most of 2010, bolstered by concerns about higher taxes in 2011. However, cash flows into municipal bond funds turned negative in early November, which weakened institutional demand.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. Despite the increasing negative press regarding their fiscal health, we do not see a near-term threat to the states’ ability to continue servicing their outstanding debts—although we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax-free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which have good credit profiles.

For the 12-month period, most municipal sectors produced mild gains as losses in the second half of our fiscal year offset strong gains in the first half. Over the last year, general obligations (GOs), particularly those issued by states, outperformed revenue bonds, although gains in both segments were not spectacular. Among revenue bonds, housing, solid waste, and lease revenue were among the top-performing areas. In contrast, industrial revenue issues were slightly negative, weighed down by tobacco bonds. While transportation and health care-related bonds generally lagged, some lower-quality issues within those sectors did quite well.

In the last six months, virtually every major municipal sector produced negative returns, with GOs holding up somewhat better than revenue bonds. Among revenue bonds, tobacco bonds dragged down the industrial revenue sector. We are underweighting tobacco bonds because fundamentals are poor and longer-term tobacco consumption trends do not appear to be especially positive for the bonds. However, we like other credits in the industrial revenue space. Transportation and education-related bonds fared poorly, as did hospital revenue and life-care issues. We remain cautious on health care, in part because last year’s reform legislation will lead to tighter reimbursement policies and state budget cuts could affect Medicaid payments to providers. However, we believe the sector offers attractive investment opportunities with reasonable credit risks. Housing revenue bonds held up fairly well, and prerefunded and escrowed-to-maturity bonds, which are backed by Treasuries, declined the least.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.02% during the six-month period ended February 28, 2011, and 0.03% during the fund’s fiscal year. Performance was in line with the annual result for the Lipper Tax-Exempt Money Market Funds Average and slightly ahead of it for the past six months.

The Federal Reserve’s ongoing efforts to stimulate the economy continue to compress all money market rates toward the overnight target rate of 0.00% to 0.25%. Benchmark rates—such as the 90-day Treasury bill, which averaged 0.13% over the past six months, and the 90-day Libor, which averaged 0.30%—show the ongoing impact of the Fed’s extraordinary policy measures on the money markets.

Municipal money market rates were no different; as rates compress, tax-exempt rates are showing little differentiation from broader money market rates despite their tax advantage. Instead, municipal money market rates have tended to trade above taxable rates and have remained fairly steady over the past six months—overnight and seven-day rates averaged about 0.24%, 90-day municipal commercial paper averaged about 0.35%, and one-year municipal notes averaged 0.39%.

With a relatively flat range-bound yield curve and our expectation of little change in rates for the foreseeable future, we continued to position the fund near the longer end of our permissible range, with a weighted average maturity for the fund in the vicinity of 50 to 55 days. Our higher-than-normal allocation to longer-dated, fixed rate issues versus variable rate investments has gained us some small yield advantage. We remain cautious on credit, given the broader backdrop of concerns for the municipal market; our money market investment policy has always been focused on only the highest-quality issuers that are deemed to present minimal credit risk or on those issues that carry additional support in the form of bank liquidity. Thus, some of our largest positions are in names such as the State of Georgia, Montgomery County Maryland, and the Texas Veterans Housing Authority. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We expect most money market rates to stay unchanged through the remainder of 2011. A rebounding economy will ultimately improve the near-term financial prospects of many municipal issuers, but for now we are cautious. Thus, we expect our investment posture to remain relatively unchanged for the next three to six months.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned -0.97% during the six months ended February 28, 2011, and 1.52% during the fund’s full fiscal year compared with -1.48% and 1.24%, respectively, for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. The fund’s net asset value per share was $5.54 at the end of February, down from $5.66 at the end of August. Dividends per share contributed $0.07 to the fund’s total return during the six-month period and $0.13 for the past 12 months.

We kept the portfolio’s duration (a measure of a bond fund’s sensitivity to changes in interest rates) close to that of the benchmark, offsetting our cash and short-term holdings with allocations to 7- and 10-year bonds. The longer-term securities lost the most value during the past six months, but our relatively large holdings in cash and very short-term bonds helped us outperform our peer group during both periods under review. This was a turnabout from the first half of the fund’s fiscal year, when our conservative posture hurt fund performance.

We made no major changes to our sector allocations. We were overweight in revenue bond sectors and underweight in GO and prerefunded bonds. We are more comfortable with revenue bonds, as most states and municipalities are suffering from multiple years of fiscal pressure. While GO sector returns were slightly higher in the most recent period, we believe our preference for the higher-yielding revenue sectors will benefit fund performance over the longer term. One area where we did increase our exposure was transportation revenue bonds—specifically, the airport sector. Airports usually issue bonds subject to the alternative minimum tax (AMT), but the American Recovery and Reinvestment Act provided airports with a two-year window during which they could issue non-AMT bonds. The window closed at the end of last year, so many airports entered the market as yields on the bonds expanded, and we were happy to take advantage of the widening yield spreads.

The yields on five-year GO securities ended our fiscal year about 70 basis points higher (100 basis points equal one percentage point) than a year ago but still very low historically. We expect to remain cautiously positioned vis-à-vis these bonds until rates rise further, adding to their appeal compared with other areas of the market.

TAX-FREE INCOME FUND

Your fund returned -4.62% during the past six months and 0.49% for the fund’s fiscal year, slightly behind the -4.37% return for the Lipper General Municipal Debt Funds Average for the six-month period, and trailing Lipper’s 0.75% 12-month return. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $9.50 at the end of February, down from $10.17 at the end of August as interest rates went up because of mounting credit concerns and a pickup in economic activity. Dividends per share contributed $0.20 to the fund’s total return during the past six months.

We emphasized longer maturities during the past 12 months as short-term rates became less appealing. As a result, the portfolio ended slightly overweight in 20- to 30-year bonds and underweight in 3- to 15-year maturities relative to the Barclays Capital Municipal Bond Index. Unfortunately, this bias did not help fund performance during the 12-month period, as 5- to 15-year maturities outperformed. The fund’s duration (a measure of a bond fund’s sensitivity to changes in interest rates) was longer than that of the benchmark throughout our fiscal year and was largely responsible for the lagging relative performance as the municipal market sold off later in the year.

We made some minor structural changes to the portfolio during the past six months. Later in the period, we sold bonds maturing in 20 years or more to curtail the portfolio’s interest rate risk. Many of our sales were bonds with shorter call dates and less-attractive lower coupons. We reinvested in more-current calls and higher coupons across the yield curve (see glossary for definition). If interest rates reverse course and head lower, we expect our newer holdings to hold up better than those we sold.

The portfolio’s quality diversification did not change significantly. Our allocation of AAA bonds increased three percentage points, to 14% of assets. More than 80% of the portfolio is rated A and higher, roughly the same as at the end of the last reporting period. The fund’s sector holdings shifted a bit during the year. Our exposure to transportation is the largest, with an increase of 4.2 percentage points since February 2010. Many of our purchases were airport bonds whose new supply was elevated since issuers took advantage of the AMT holiday that expired at year-end (see the Tax-Free Short-Intermediate Fund highlights for more details). The fund historically has maintained an overweight in the health care sector, which offers higher yields relative to others with comparable ratings. We maintained our underweighting in GO debt in favor of revenue bonds, which detracted from performance since GO bonds outperformed the revenue sector during the 12-month period. We believe state and local governments will continue to face a challenging budget environment in 2011, and accordingly, we intend to keep a conservative posture toward the GO group.

Our underweight in the tobacco sector, which significantly lagged the general market, benefited fund performance. Newly issued hospital and transportation holdings purchased in the late summer and early fall, prior to the market downturn, also underperformed. Top performers included intermediate-term bonds, lower-quality holdings in the BBB range (primarily industrial development revenue/pollution control revenue), hospital, and life-care issues.

TAX-FREE HIGH YIELD FUND
Lower-quality municipals reversed direction over the past six months and declined in value. The Tax-Free High Yield Fund returned -4.87% during the period compared with -5.45% for the Lipper High Yield Municipal Debt Funds Average, which measures the performance of similar funds. For the fund’s fiscal year, the returns were 1.30% and 1.00%, respectively. The fund’s net asset value per share was $10.26 at the end of February compared with $11.07 at the end of August. Dividends per share contributed $0.28 to the fund’s total return during the past six months.

We maintained significant holdings in industrial development and pollution control revenue bonds backed by corporations. The finances of U.S. companies have markedly improved over the last few years as the economy recovered from the deep recession. Business managers bolstered balance sheets during this time, and their conservative posture has benefited bondholders. We continue to favor bonds backed by utility, chemical, and waste companies. In addition, we were exposed to bonds backed by large banking institutions as they further recovered from the financial crisis.

Your fund continues to hold significant positions in hospital revenue bonds. Not-for-profit hospitals provide essential noncyclical services to their communities. Unlike for-profit systems, not-for-profit hospitals often maintain sizable cash positions, protecting bondholders from operating volatility. We are keeping a close eye on our hospital holdings as the future reimbursement picture from federal and state agencies appears murky. We maintained our exposure to life-care bonds as occupancy trends for many facilities improved when equity markets recovered and real estate markets stabilized. We believe that the demographics of an aging population support this sector over the long term.

We also favored revenue bonds issued for transportation purposes, and we added to our airport holdings during the period. Airports and toll roads benefit from limited competition and generate durable revenue streams for the benefit of bondholders. Fund performance was aided by our conservative positioning in tobacco securitization bonds as a reduction in smoking outpaced the projections on which the payment schedules of these bonds were based. As a result, these bonds have struggled greatly over the past year.

Our cautious positioning in real estate-backed debt also has benefited the fund. During the real estate boom earlier this century, we became increasingly concerned about the sector, most notably about bonds issued in Florida, Nevada, and California. Many real estate bonds have experienced significant distress.

Although the last few months of the reporting period were quite bumpy, we continue to like the long-term prospects of the municipal high yield market. While the finances of state and local governments remain strained, the fundamentals for many revenue-backed bonds have improved along with the overall U.S. economy. Valuations have seldom been more compelling, especially when compared with other fixed income markets. In this environment, strong research is a critical asset, and we will continue to rely on our extensive credit research capabilities to take advantage of opportunities within this arena.

OUTLOOK

The last six months was a challenging period for the municipal bond market, but not because of defaults or credit-related events. In the late fall, municipal interest rates rose initially along with Treasury rates due to inflation worries and Federal Reserve activity. Municipal market weakness quickly accelerated as investors, with nagging credit fears and concerns about municipal market stability, redirected a significant amount of assets to other investment areas. We understand that many of you continue to have concerns about the stability of the market and the potential for widespread defaults. We do not agree with the dire predictions made in some media stories that there will be significant municipal defaults in the near term. As always, we will rely on our ongoing research and analysis to direct our investments to areas of the municipal market in which we see good long-term value.

Still, the current credit and economic environment for municipalities is the most challenging since the Great Depression and could remain so for some time. Ongoing economic sluggishness, the housing market downturn, and high unemployment have reduced the tax revenues collected by state and local governments, and municipal bond defaults, which have historically been rare, could increase moderately. Furthermore, long-term state and local government liabilities such as pension benefits and health care costs are a growing concern. Maintaining balanced budgets and addressing these long-term concerns require careful and dedicated work by state and local officials. Many issuers are trying to make the difficult but necessary fiscal decisions as they adjust to high unemployment, slow economic growth, lower tax revenues, and other tough conditions. These efforts will need to continue—with or without additional federal government assistance.

We continue to believe that the municipal bond market is a high-quality market, with pockets of good investment opportunity for the long-term-oriented investor. While shorter-term securities have unattractive absolute yields and could be vulnerable if shorter-term interest rates increase, longer-term and lower-rated investment-grade bonds have become more attractive in recent months and should stabilize as supply pressures abate. Some municipalities have canceled or delayed bond issuance due to difficult market conditions. We expect demand for municipals to increase as taxable bond and other nontraditional investors decide to take advantage of higher municipal yields.

We believe T. Rowe Price’s strong credit research capabilities have been and will remain an asset for our investors. We continue to conduct our own thorough research and assign our independent credit ratings before making investment decisions. As always, we are on the lookout for attractively valued bonds issued by municipalities with good fundamentals—an investment strategy that has served our investors well in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 17, 2011

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Capital Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays Capital Municipal Bond 1–5 Year Blend (1–6 Year Maturity) Index: A subindex of the Barclays Capital Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays Capital Municipal Revenue Bond Index: An unmanaged index that tracks municipal revenue bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bond.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Income Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

MUNICIPAL SECURITIES 99.6%

	$ Par	Value
Alabama 0.7%		
Courtland Ind. Dev. Board, Int'l. Paper, PCR, 4.75%, 5/1/17	1,500	1,498
Health Care Auth. for Baptist Health, 5.00%, 11/15/12	2,560	2,642
Univ. of Alabama Board of Trustees, Birmingham Hosp. 5.00%, 9/1/15	1,600	1,718
Univ. of Alabama Board of Trustees, Birmingham Hosp. 5.00%, 9/1/16	3,400	3,620
		9,478
Arizona 1.5%		
Arizona HFA, Banner Health, 5.00%, 1/1/14	1,000	1,063
Arizona HFA, Banner Health, 5.00%, 1/1/15	1,750	1,873
Arizona HFA, Banner Health, 5.00%, 1/1/17	4,000	4,236
Arizona School Fac. Board, 5.50%, 7/1/13 (Prerefunded 7/1/11) (1)	1,910	1,944
Phoenix Civic Improvement Corp., Wastewater, 5.50%, 7/1/17	3,800	4,455
Phoenix Civic Improvement Corp., Water, 5.00%, 7/1/11 (2)	5,000	5,078
Scottsdale IDA, Healthcare, 5.00%, 9/1/11	2,000	2,036
		20,685
California 12.9%		
California, GO, 5.00%, 8/1/14	3,125	3,422
California, GO, 5.00%, 6/1/18 (2)	1,000	1,095
California, GO, 5.25%, 3/1/22	6,660	7,155
California, Recovery Bonds, 5.00%, 7/1/18	7,500	8,455
California, Recovery Bonds, 5.00%, 7/1/23 (Tender 7/1/14)	7,180	7,793
California, Recovery Bonds, 5.25%, 7/1/21	7,000	7,786
California, Recovery Bonds, GO, 5.00%, 7/1/15 (2)	4,150	4,521
California, Recovery Bonds, GO, 5.25%, 7/1/12	17,500	18,440
California Dept. of Water Resources, Power Supply 5.00%, 5/1/13	10,000	10,832

California Dept. of Water Resources, Power Supply 5.00%, 5/1/16	13,135	14,872
California Dept. of Water Resources, Power Supply 5.00%, 5/1/19	6,450	7,312
California Dept. of Water Resources, Power Supply 5.25%, 5/1/12 (2)	4,000	4,217
California Dept. of Water Resources, Power Supply 5.50%, 5/1/11	4,675	4,717
California Municipal Fin. Auth., Republic Services 1.75%, 9/1/21 (Tender 4/1/11)	10,000	10,000
California Municipal Fin. Auth., Waste Management 1.625%, 9/1/11 (Tender 9/1/11)	7,000	7,000
California Pollution Control Fin. Auth., Republic Services 1.875%, 8/1/23 (Tender 5/2/11) (3)	3,500	3,500
California Statewide CDA, Kaiser Permanente, 3.45%, 4/1/35 (Tender 5/1/11)	2,905	2,921
California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/13	8,500	9,051
California Statewide CDA, Kaiser Permanente, 5.00%, 4/1/19	5,000	5,233
California Statewide CDA, Memorial Health Services 6.00%, 10/1/14	2,000	2,166
Golden State Tobacco Securitization Corp., Tobacco Industry 5.00%, 6/1/13	1,500	1,540
Loma Linda, Univ. Medical Center, VRDN, 0.26%, 12/1/38	4,000	4,000
Los Angeles, TRAN, GO, 2.00%, 4/21/11	10,000	10,020
Sacramento Cogeneration Auth., Procter & Gamble 4.00%, 7/1/11	600	607
Sacramento Cogeneration Auth., Procter & Gamble 5.00%, 7/1/12	500	525
Sacramento Cogeneration Auth., Procter & Gamble 5.00%, 7/1/13	600	645
San Francisco City & County Airports Commission 5.00%, 5/1/15 (3)	2,975	3,154
San Francisco City & County Airports Commission 5.00%, 5/1/21	2,725	2,882

Connecticut Special Tax Obligation, 5.375%, 10/1/12 (5)	2,500	2,569
		7,569
District of Columbia 3.1%		
District of Columbia, GO, 4.75%, 6/1/23 (4)	8,000	8,037
District of Columbia, GO, 5.00%, 6/1/15 (5)	2,500	2,779
District of Columbia, GO, 5.00%, 6/1/18 (6)	6,830	7,441
District of Columbia, GO, 5.25%, 6/1/19 (5)	2,500	2,845
Metropolitan Washington Airports Auth., 5.00%, 10/1/15 (3)(6)	1,375	1,511
Metropolitan Washington Airports Auth., 5.00%, 10/1/17	700	787
Washington Convention Center Auth., 5.00%, 10/1/11 (6)	6,970	7,130
Washington Convention Center Auth., 5.00%, 10/1/14 (6)	1,000	1,089
Washington Convention Center Auth., 5.00%, 10/1/20 (6)	5,110	5,329
Washington Convention Center Auth., 5.00%, 10/1/21 (6)	6,345	6,567
		43,515
Florida 13.6%		
Florida Board of Ed., GO, 5.00%, 6/1/16	6,465	6,825
Florida Board of Ed., GO, 5.00%, 1/1/17	2,585	2,844
Florida Board of Ed., Lottery, 5.00%, 7/1/13	6,500	7,022
Florida Board of Ed., Lottery, 5.00%, 7/1/14	14,155	15,562
Florida Board of Ed., Lottery, 5.00%, 7/1/14 (6)	5,820	6,399
Florida Board of Ed., Lottery, 5.00%, 7/1/17 (6)	4,135	4,536
Florida Board of Ed., Lottery, 5.00%, 7/1/19	10,000	11,142
Florida Board of Ed., Lottery, 5.25%, 7/1/11 (6)	1,875	1,905
Florida Dept. of Environmental Protection Documentary Stamp Tax, 5.00%, 7/1/11 (6)	500	508
Florida Dept. of Environmental Protection Documentary Stamp Tax, 5.00%, 7/1/19 (4)	1,000	1,066
Florida Dept. of Natural Resources, Documentary Stamp Tax 6.00%, 7/1/11 (5)	1,000	1,018

Florida Dept. of Natural Resources, Documentary Stamp Tax 6.00%, 7/1/12 (5)	21,620	23,063
Florida Dept. of Natural Resources, Documentary Stamp Tax 6.00%, 7/1/13 (6)	12,470	13,759
Florida Hurricane Catastrophe Fund Fin. Corp., 5.00%, 7/1/15	9,450	10,090
Florida Municipal Power Agency, 5.00%, 10/1/14	2,995	3,258
Florida Municipal Power Agency, Saint Lucie, 5.00%, 10/1/12	2,705	2,854
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/11	1,000	1,031
Highlands County HFA, Adventist Health/Sunbelt, Series B 5.00%, 11/15/11 (7)	125	129
Highlands County HFA, Adventist Health/Sunbelt, Series B Unrefunded, 5.00%, 11/15/11	1,300	1,340
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/12	600	637
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/15	1,250	1,379
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/16 (Prerefunded 11/15/15) (1)	300	346
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.85%, 11/15/35 (Tender 11/16/12)	1,000	1,078
Highlands County HFA, Adventist Health/Sunbelt, Series A 6.00%, 11/15/31 (Prerefunded 11/15/11) (1)	9,500	9,965
Highlands County HFA, Adventist Health/Sunbelt, Series A VR, 5.00%, 11/15/16	500	543
Hillsborough County Aviation Auth., Tampa Int'l. Airport 5.00%, 10/1/15	2,000	2,202
Jacksonville Electric Auth., 5.00%, 10/1/12	6,300	6,695
Miami-Dade County, Aviation, 5.00%, 10/1/13 (2)(3)	1,700	1,815
Miami-Dade County, Aviation, 5.00%, 10/1/14 (3)(5)	8,900	9,687
Miami-Dade County, Aviation, 5.00%, 10/1/17	3,950	4,303
Miami-Dade County, Aviation, 5.50%, 10/1/17	1,775	1,986
Miami-Dade County EFA, Univ. of Miami, 5.00%, 4/1/14 (6)	1,300	1,388

Orange County, Tourist Dev. Tax, 5.00%, 10/1/11 (6)	3,000	3,074
Orange County, Tourist Dev. Tax, 5.00%, 10/1/12 (8)	5,335	5,650
Orange County, Tourist Dev. Tax, 5.00%, 10/1/15 (8)	5,000	5,522
Orange County, Tourist Dev. Tax, 5.00%, 10/1/17 (2)	9,880	10,873
Orange County HFA, The Nemours Foundation, 5.00%, 1/1/18	1,420	1,549
Orange County HFA, The Nemours Foundation, 5.00%, 1/1/19	1,000	1,086
Orange County HFA, The Nemours Foundation, 5.00%, 1/1/20	1,000	1,074
South Miami HFA, Baptist Health South, 5.00%, 8/15/14	4,000	4,359
South Miami HFA, Baptist Health South, 5.00%, 8/15/15	4,000	4,372
		193,934

Georgia 4.2%

Appling County Dev. Auth., Oglethorpe Power, 4.75%, 1/1/38 (Tender 4/1/11) (2)	4,500	4,516
Atlanta Airport, 5.00%, 1/1/15	9,200	9,988
Atlanta Airport, 5.00%, 1/1/19	2,000	2,175
Burke County Dev. Auth., Oglethorpe Power, 6.50%, 1/1/39 (Tender 4/1/11)	2,000	2,010
Burke County Dev. Auth., Oglethorpe Power, Vogtle – D 4.75%, 1/1/40 (Tender 4/1/11) (2)	5,000	5,018
Burke County Dev. Auth., Oglethorpe Power, Vogtle – E 4.75%, 1/1/40 (Tender 4/1/11) (2)	7,000	7,026
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/16	725	803
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/17	600	660
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/19	1,150	1,254
DeKalb Private Hosp. Auth., Children's Healthcare of Atlanta 5.00%, 11/15/20	1,375	1,465
Gainesville Redev. Auth., Riverside Military Academy 5.00%, 3/1/11	660	660
Gwinnett County School Dist., GO, 5.00%, 2/1/12	10,000	10,427

Indiana Fin. Auth., Franciscan Alliance, Sisters of Saint Francis Health, 5.00%, 11/1/20	2,950	3,115
Indiana HFFA, Ascension Health, 3.625%, 11/15/36 (Tender 8/1/11)	6,000	6,082
Indiana HFFA, Ascension Health, 5.00%, 5/1/13 (Tender 5/1/13)	1,650	1,772
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (2)	3,120	3,407
JPMorgan Chase, Ascension Health, VRTR, 0.22%, 11/15/30 (9)	20	20
Rockport Ind. PCR, American Electric Power, 4.15%, 7/1/25 (Tender 7/15/11) (6)	2,000	2,017
		20,650
Kansas 0.6%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt 3.00%, 11/15/11	950	966
Lenexa Health Care Fac., Lakeview Village, 5.125%, 5/15/13	1,000	953
Wichita, Via Christi Health, 5.00%, 11/15/13	2,300	2,465
Wichita, Via Christi Health, 5.00%, 11/15/16	2,000	2,159
Wichita, Via Christi Health, 5.00%, 11/15/17	1,500	1,611
		8,154
Kentucky 0.2%		
Kentucky Economic Dev. Fin. Auth., Baptist Healthcare VRDN, 0.18%, 8/15/38	3,400	3,400
		3,400
Maryland 8.4%		
Anne Arundel County, GO, 5.00%, 3/1/12	4,750	4,970
Gaithersburg, Asbury Maryland Obligated Group 5.00%, 1/1/17	1,660	1,700
Gaithersburg, Asbury Maryland Obligated Group 6.00% 1/1/15, Acquisition Date: 11/30/09 Acquisition Cost $7,000 (10)	7,000	7,188

Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 4.75%, 12/1/11	415	410
Maryland Economic Dev. Corp., Ports America Chesapeake 5.125%, 6/1/20	1,100	1,024
Maryland Economic Dev. Corp., Ports America Chesapeake – B 5.125%, 6/1/20	2,450	2,282
Maryland HHEFA, Health Pool 85 A & B, VRDN, 0.26%, 4/1/35	5,400	5,400
Maryland HHEFA, Ingleside at King Farm Presbyterian Community, 5.00%, 1/1/17	270	255
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/46 (Tender 5/15/13)	2,220	2,391
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/48 (Tender 5/15/15)	2,770	3,067
Maryland HHEFA, Johns Hopkins Health, TECP, 0.50%, 3/7/11	9,500	9,500
Maryland HHEFA, Johns Hopkins Health, TECP, 0.50%, 3/4/11	10,000	10,000
Maryland HHEFA, Johns Hopkins Health, TECP, 0.55%, 4/4/11	8,000	8,000
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/17	1,180	1,276
Maryland HHEFA, Lifebridge Health, 5.00%, 7/1/18	2,310	2,478
Maryland HHEFA, Meritus Health, 5.00%, 1/1/12	1,000	1,022
Maryland HHEFA, Peninsula Regional Medical Center 5.00%, 7/1/16	1,225	1,319
Maryland HHEFA, Stevenson Univ., VRDN, 0.27%, 7/1/35	1,300	1,300
Maryland HHEFA, Univ. of Maryland Medical VRDN, 0.27%, 7/1/34	10,500	10,500
Maryland Ind. Dev. Fin. Auth., Synagro/Baltimore Wastewater IDRB, 5.125%, 12/1/11 (3)	1,200	1,214
Montgomery County, GO, 5.00%, 11/1/18	12,960	15,285
Montgomery County Housing Opportunities Commission 2.00%, 1/1/12	7,795	7,898
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/11 (3)(6)	6,000	6,025
Northeast Maryland Waste Disposal Auth., Montgomery County Resource Recovery Fac., 5.50%, 4/1/14 (3)(6)	5,085	5,467

Northeast Maryland Waste Disposal Auth., Waste Management IDRB, 4.75%, 1/1/12 (3)	1,000	1,004
Prince George's County, Consolidated Public Improvement, GO 5.00%, 7/15/16	6,875	7,976
		118,951
Massachusetts 0.1%		
Massachusetts HEFA, Children's Hosp., VRDN, 0.21%, 10/1/49	1,400	1,400
		1,400
Michigan 0.6%		
Michigan Hosp. Fin. Auth., Ascension Health, 5.00%, 10/1/27 (Tender 4/1/11)	3,200	3,213
Michigan Strategic Fund, Detroit Edison, IDRB, 5.25%, 8/1/29 (Tender 8/1/14)	1,000	1,076
Wayne County Airport Auth., Detroit, 5.25%, 12/1/17 (2)(3)	4,260	4,362
		8,651
Mississippi 0.2%		
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health Services, 5.00%, 10/1/17	2,375	2,629
		2,629
Missouri 1.5%		
Missouri Environmental Improvement & Energy Resource Auth. Kansas City Power & Light, IDRB, 5.25%, 7/1/17 (Tender 4/1/13) (11)	12,000	12,596
Missouri HEFA, BJC Health, 5.00%, 5/15/21	3,000	3,103
Saint Louis Airport, Lambert Int'l. Airport, 5.00%, 7/1/13	1,740	1,752
Saint Louis Airport, Lambert Int'l. Airport, 5.25%, 7/1/14	1,550	1,560
Univ. of Missouri System Board of Curators VRDN, 0.17%, 11/1/35	3,000	3,000
		22,011

Nebraska 0.1%		
Nebraska Ed. Fin. Auth., Creighton Univ., VRDN, 0.19%, 7/1/35	2,100	2,100
		2,100
Nevada 3.2%		
Clark County, 5.50%, 6/1/18 (Prerefunded 6/1/11) (1)(4)	4,350	4,408
Clark County, GO, 5.50%, 6/1/12 (4)	5,000	5,059
Clark County Airport, Las Vegas McCarran Int'l. Airport 5.00%, 7/1/12	6,000	6,275
Clark County School Dist., GO, 5.00%, 6/15/13	4,220	4,550
Clark County School Dist., GO, 5.00%, 6/15/17	2,000	2,212
Clark County School Dist., GO, Series A, 5.00%, 6/15/18	3,700	4,015
Clark County School Dist., GO, Series D, 5.00%, 6/15/18	2,765	3,000
Clark County School Dist., Tax Revenue, GO, 5.00%, 6/15/17	6,205	6,864
Clark County, IDRB, PCR, Southwest Gas, 5.80%, 3/1/38 (Tender 3/1/13) (3)	2,300	2,368
Las Vegas Valley Water Dist., Water Improvement, GO VRDN, 0.30%, 6/1/36	3,380	3,380
Reno, Renown Health Medical Center, 5.00%, 6/1/11	850	854
Reno, Renown Health Medical Center, 5.00%, 6/1/14	1,000	1,028
Reno, Renown Health Medical Center, 5.00%, 6/1/16	1,085	1,095
		45,108
New Jersey 2.1%		
New Jersey Economic Dev. Auth., Fac. Construction 5.25%, 3/1/14	2,000	2,154
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/14	675	722
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/15	1,060	1,139
New Jersey Higher Ed. Student Assistance Auth. 5.00%, 12/1/15	3,600	3,881
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/16	1,060	1,140
New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/17	1,060	1,137

New Jersey Higher Ed. Student Assistance Auth., 5.00%, 6/1/18	1,250	1,332
New Jersey Higher Ed. Student Assistance Auth., 5.25%, 6/1/20	1,900	2,013
New Jersey Transportation Trust Fund Auth., 5.00%, 12/15/16	1,425	1,556
New Jersey Transportation Trust Fund Auth. 5.25%, 12/15/11 (2)	1,250	1,297
New Jersey Transportation Trust Fund Auth., 5.50%, 6/15/17 (Prerefunded 6/15/13) (1)	7,500	8,316
New Jersey Transportation Trust Fund Auth., 6.50%, 6/15/11 (4)	1,255	1,277
Tobacco Settlement Fin. Corp., 6.125%, 6/1/42 (Prerefunded 6/1/12) (1)	2,500	2,674
Tobacco Settlement Fin. Corp., Tobacco Industry 5.00%, 6/1/16	1,625	1,623
		30,261
New York 11.9%		
Albany IDA, Saint Peter's Hosp., 5.50%, 11/15/12	1,000	1,059
Dormitory Auth. of the State of New York, 5.25%, 11/15/23 (Tender 5/15/12)	5,525	5,788
Dormitory Auth. of the State of New York, 7.50%, 5/15/13	3,000	3,387
Dormitory Auth. of the State of New York, City Univ. 5.00%, 7/1/11	3,970	4,029
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/14	4,000	4,293
Dormitory Auth. of the State of New York, Mount Sinai Hosp. 5.00%, 7/1/18	1,650	1,751
Dormitory Auth. of the State of New York, Personal Income Tax 5.00%, 3/15/20 (5)	9,000	9,693
Long Island Power Auth., 5.00%, 9/1/12 (2)	5,000	5,298
Long Island Power Auth., 5.00%, 5/1/15	1,935	2,140
Long Island Power Auth., 5.00%, 12/1/17 (4)	1,335	1,472
Long Island Power Auth., 5.00%, 12/1/18 (4)	1,295	1,411
Long Island Power Auth., 5.25%, 12/1/14	3,125	3,488
Long Island Power Auth., 5.50%, 12/1/11 (6)	1,720	1,784

Pennsylvania 3.9%		
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, 3.00%, 5/15/11	2,500	2,514
Allegheny County Hosp. Dev. Auth., Univ. of Pittsburgh Medical Center, 5.00%, 9/1/11	9,550	9,767
Pennsylvania, GO, 5.00%, 11/1/12	6,675	7,158
Pennsylvania Economic Dev. Fin. Auth., FirstEnergy 1.50%, 6/1/11 (Tender 6/1/11) (3)	3,500	3,500
Pennsylvania Higher Ed. Fac. Auth., Drexel Univ. 5.50%, 5/1/16 (2)	1,500	1,581
Pennsylvania Higher Ed. Fac. Auth., Drexel Univ. 5.50%, 5/1/17 (2)	2,300	2,425
Philadelphia Airport, 4.00%, 6/15/16	4,065	4,228
Philadelphia Airport, 5.00%, 6/15/14 (3)	5,000	5,302
Philadelphia Airport, 5.00%, 6/15/14	2,080	2,241
Philadelphia Airport, 5.00%, 6/15/15	4,805	5,205
Philadelphia Airport, 5.00%, 6/15/17 (3)	7,525	7,962
Philadelphia HHEFA, Children's Hosp. of Philadelphia VRDN, 0.18%, 2/15/21	3,300	3,300
		55,183
Puerto Rico 1.3%		
Puerto Rico Electric Power Auth., 5.00%, 7/1/17	5,000	5,309
Puerto Rico Electric Power Auth., 5.25%, 7/1/15	3,000	3,247
Puerto Rico Electric Power Auth., 5.25%, 7/1/18	8,800	9,398
		17,954
South Carolina 3.0%		
Richland County, Int'l Paper, 4.60%, 9/1/12	1,000	1,021
South Carolina Public Service Auth., 5.00%, 1/1/17 (5)	5,500	5,963
South Carolina Public Service Auth., 5.00%, 1/1/21 (6)	17,640	18,738
South Carolina Public Service Auth., 5.00%, 1/1/22 (2)	2,830	3,012

South Carolina Transportation Infrastructure Bank 5.10%, 10/1/27 (Prerefunded 10/1/11) (1)(6)	9,500	9,758
Tobacco Settlement Management, Tobacco Industry 5.00%, 6/1/18	1,115	1,117
York County Pollution Control Fac., National Rural Utility Cooperative Fin., PCR, 0.75%, 9/15/24 (Tender 9/1/11)	3,500	3,499
		43,108
South Dakota 0.1%		
South Dakota HEFA, Regional Health, 4.00%, 9/1/12	1,000	1,036
South Dakota HEFA, Regional Health, 5.00%, 9/1/14	1,000	1,087
		2,123
Tennessee 0.6%		
Shelby County Health, Ed. & Housing Board, Methodist Le Bonheur Healthcare, 5.25%, 6/1/15	2,500	2,695
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/13	1,000	1,050
Tennessee Energy Acquisition Corp., Goldman Sachs 5.00%, 9/1/16	2,000	2,025
Tennessee Energy Acquisition Corp., Goldman Sachs 5.25%, 9/1/17	3,045	3,057
		8,827
Texas 5.9%		
Dallas Water & Sewer, 5.00%, 10/1/11 (6)	5,000	5,138
Dallas/Fort Worth Airport, 5.625%, 11/1/12 (3)(4)	5,000	5,162
Dallas/Fort Worth Airport, 6.10%, 11/1/20 (3)(4)	3,500	3,507
Gregg County Health Fac. Dev. Corp., Good Shepherd Health VRDN, 0.25%, 10/1/29	5,000	5,000
Gulf Coast Waste Disposal Auth., Waste Management 4.55%, 4/1/12 (3)	1,500	1,514
Harris County Cultural Ed. Fac., Methodist Hosp. 5.00%, 6/1/12	3,530	3,702

Harris County Cultural Ed. Fac., Methodist Hosp. 5.00%, 6/1/14	2,180	2,397
Harris County Cultural Ed. Fac., Methodist Hosp. 5.24%, 12/1/16	1,000	1,123
Harris County Health Fac. Dev. Corp., Saint Luke's Episcopal Hosp., 5.50%, 2/15/12 (Prerefunded 8/15/11) (1)	2,000	2,048
Houston, Combined Utility, 5.00%, 5/15/34 (Tender 5/15/11) (6)	4,950	4,995
Houston, Public Improvement, GO, 5.25%, 3/1/13 (2)	450	488
Houston Higher Ed. Fin. Corp., Rice Univ. VRDN, 0.15%, 5/15/48	320	320
Port of Houston Auth., Harris County, GO, 3.00%, 10/1/11 (3)	1,500	1,524
Port of Houston Auth., Harris County, GO, 5.00%, 10/1/12 (3)	850	903
Tarrant County Cultural Ed. Fac. Fin. Corp., Buckner Retirement Services, 5.00%, 11/15/12	1,875	1,951
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/13	2,000	2,112
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/14	1,180	1,260
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/16	1,300	1,379
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/17	1,950	2,062
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/18	3,545	3,734
Tarrant County Cultural Ed. Fac. Fin. Corp., Scott & White Healthcare, 5.00%, 8/15/19	4,360	4,540
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/14	2,250	2,440
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, 5.00%, 2/15/15	2,000	2,179
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.20%, 11/15/33	10,000	10,000
Texas, GO, TRAN, 2.00%, 8/31/11	6,500	6,554

Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.00%, 12/15/13	4,000	4,192
Texas Municipal Gas Acquisition & Supply Corp., Merrill Lynch 5.625%, 12/15/17	4,155	4,422
		84,646
Utah 0.3%		
Murray City, IHC Health Services, VRDN, 0.19%, 5/15/37	2,300	2,300
Riverton Hosp., IHC Health Services, 5.00%, 8/15/20	2,000	2,168
		4,468
Virginia 7.1%		
Arlington County, Public Improvement, 5.00%, 8/1/20 (Prerefunded 8/1/16) (1)	995	1,162
Arlington County, Public Improvement, GO, 5.00%, 8/1/20	1,505	1,667
Arlington County IDA, Hosp. Center, 5.50%, 7/1/12 (Prerefunded 7/1/11) (1)	3,760	3,863
Charles City County IDA, Waste Management, IDRB 6.25%, 4/1/27 (Tender 4/1/12) (3)	750	774
Chesapeake Hosp. Auth., Chesapeake General Hosp. 5.25%, 7/1/14	1,775	1,930
Fredericksburg Economic Dev. Auth., Mary Washington Healtcare, 5.00%, 6/15/11	1,000	1,011
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/13	1,100	1,169
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/14	4,295	4,618
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/15	750	809
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/16	3,290	3,532
Loudoun County, GO, 5.00%, 6/1/12	1,000	1,057
Newport News, GO, 5.25%, 7/1/12	2,500	2,656
Newport News, General Improvement, GO, 5.00%, 7/15/16	1,250	1,385

Washington, Motor Vehicle Fuel Tax, 5.00%, 1/1/15 (Prerefunded 1/1/12) (1)(12)	11,310	11,746
		38,019
Total Municipal Securities (Cost $1,396,769)		1,418,418
Total Investments in Securities		
99.6% of Net Assets (Cost $1,396,769)		**$ 1,418,418**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Insured by National Public Finance Guarantee Corp.
(3) Interest subject to alternative minimum tax
(4) Insured by Financial Guaranty Insurance Company
(5) Insured by Assured Guaranty Municipal Corp.
(6) Insured by AMBAC Assurance Corp.
(7) Escrowed to maturity
(8) Insured by CIFG Assurance
(9) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $20 and represents 0% of net assets.
(10) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $7,188 and represents 0.5% of net assets.
(11) Insured by XL Capital Assurance Inc.
(12) Insured by Assured Guaranty U.S. Holdings
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
EFA Educational Facility Authority
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue
TECP Tax-Exempt Commercial Paper

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 23, 1983. The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On February 28, 2011, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $461,632,000 and $222,383,000, respectively, for the year ended February 28, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended February 28, 2011, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended February 28, 2011 and February 28, 2010, totaled $32,523,000 and $25,184,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2011, the tax-basis cost of investments and components of net assets were as follows:

During the year ended February 28, 2011, the fund utilized $69,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2011, expenses incurred pursuant to these service agreements were $86,000 for Price Associates and $199,000 for T. Rowe Price Services, Inc.. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

As of February 28, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 10,889,443 shares of the fund, representing 4% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price
Tax-Free Short-Intermediate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. (the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 15, 2011

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $1,231,000 from long-term capital gains, subject to the 15% rate gains category.

• $32,273,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee, Johns
Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1983	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Cofounder and Partner, Blackstone
1992	Real Estate Advisors, L.P. (1992 to present); Director, General Growth
Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc. (1984
2009	to 2008)

*Each independent trustee oversees 128 T. Rowe Price portfolios and serves until retirement, resig-
nation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[128]	Inc.; Chairman of the Board and Director, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director and Chief Executive Officer, T. Rowe Price
International; Chief Executive Officer, Chairman of the Board, Director,
and President, T. Rowe Price Trust Company; Chairman of the Board,
all funds

Michael C. Gitlin	Director of Fixed Income, T. Rowe Price (2009 to present); Global
(1970)	Head of Trading, T. Rowe Price (2007 to 2009); Vice President, Price
2010	Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc.,
[39]	and T. Rowe Price International; formerly Head of U.S. Equity Sales,
Citigroup Global Markets (2005 to 2007)

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free
Short-Intermediate Fund	Principal Occupation(s)

M. Helena Condez (1962)	Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, Price Hong Kong, Price Singapore,
T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
Price International, and T. Rowe Price Retirement
Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Vice President and Assistant
Treasurer, T. Rowe Price Services, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust
Vice President	Company; Vice President, T. Rowe Price and
T. Rowe Price Group, Inc.; Chief Investment
Officer, Director, and Vice President, T. Rowe
Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,345,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 15, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 15, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 15, 2011